RYDEX | SGI FUNDS

Rydex Dynamic Funds

Rydex ETF Trust

Rydex Variable Trust

Rydex Series Funds
Long/Short Commodities Strategy Fund
Managed Futures Strategy Fund
Multi-Hedge Strategies Fund
Commodities Strategy Fund

Supplement dated August 2, 2010 to the currently effective Prospectuses and Statements of Additional Information for the underlying series of Rydex Dynamic Funds, Rydex ETF Trust, and Rydex Variable Trust, and the series noted above of Rydex Series Funds (together, the “Funds”):

Guggenheim SBC Holdings, LLC (“Guggenheim SBC Holdings”), an investor group managed by Guggenheim Partners, LLC (“Guggenheim”), acquired control of Security Benefit Corporation (“SBC”), the parent company of Rydex Advisors, LLC (formerly PADCO Advisors, Inc.) and Rydex Advisors II, LLC (formerly PADCO Advisors II, Inc.), the Funds’ investment advisers, as applicable (the “Investment Advisers”), pursuant to an agreement entered between SBC and Guggenheim SBC Holdings. Under the agreement, Guggenheim SBC Holdings received a 100% ownership stake in SBC and consequently acquired control of the Investment Advisers (the “Purchase Transaction”). Guggenheim is a global, independent, privately held, diversified financial services firm with more than $100 billion in assets under supervision. The Purchase Transaction is not expected to result in material changes to the day-to-day management and operations of the Funds or any increase in fees. The Purchase Transaction closed on July 30, 2010.

Under the Investment Company Act of 1940, the closing of the Purchase Transaction had the effect of terminating the Funds’ investment advisory agreements with the Investment Advisers and any investment sub-advisory agreements entered on behalf of a Fund (together, the “Previous Agreements”). New investment advisory and sub-advisory agreements (“New Agreements”) were approved by Fund shareholders in a series of special meetings of shareholders. The terms of the New Agreements are substantially identical to the corresponding Previous Agreements, except with respect to the date of execution.

Effective August 2, 2010, the currently effective Statements of Additional Information (“SAI”) for Rydex Series Funds, Rydex Dynamic Funds, Rydex ETF Trust and Rydex Variable Trust are updated to reflect the replacement of the Funds’ fundamental investment policy regarding borrowing with the following:

The Fund shall not borrow money, except as permitted under the Investment Company Act of 1940, and as interpreted or modified by regulatory authority having jurisdiction from time to time.

Effective June 30, 2010, PADCO Advisors, Inc. and PADCO Advisors II, Inc., each underwent a change in name and organizational status. PADCO Advisors, Inc., a Maryland Corporation, became Rydex Advisors, LLC, a Kansas limited liability company and PADCO Advisors II, Inc., a Maryland Corporation, became Rydex Advisors II, LLC, a Kansas limited liability company.

All references in the prospectuses and statements of additional information to PADCO Advisors, Inc. and PADCO Advisors II, Inc., are updated to reflect Rydex Advisors, LLC, and Rydex Advisors II, LLC, respectively.

Effective July 30, 2010, the Funds’ distributor, Rydex Distributors, Inc., a Maryland corporation, became Rydex Distributors, LLC, a Kansas limited liability company, and Rydex Fund Services, Inc., the Funds’ transfer agent, became Rydex Fund Services, LLC, a Kansas limited liability company.

All references in the prospectuses and statements of additional information to Rydex Distributors, Inc. and Rydex Fund Services, Inc., are updated to reflect Rydex Distributors, LLC and Rydex Fund Services, LLC, respectively.

Please Retain This Supplement For Future Reference